SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K


                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 22, 1995


                   DUNES HOTELS AND CASINOS INC.
(Exact name of registrant as specified in charter)


                            New York
(State or other jurisdiction of incorporation)


        1-4385                              11-1687244
(Commission File Number)                  (IRS Employer Identification No.)


4045 South Spencer, Las Vegas, Nevada                    89119
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (702) 732-7474


                         Not Applicable
(Former name or former address, if changed since last report)



Item 5.   OTHER EVENTS

  On November 22, 1995, an order was entered in the United
States Bankruptcy Court, Southern District of California, dismissing Continental California Corporation, a wholly owned subsidiary of the Company, bankruptcy case.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          99.01     Order Granting Joint Motion to Dismiss
                    Bankruptcy Case and Adversary Proceeding

                                SIGNATURES

  Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DUNES HOTELS AND CASINOS INC.
                                          (Registrant)



Dated:  December 6, 1995          By:  /s/ James H. Dale
                                       James H. Dale, Treasurer